Exhibit 10.8

                           LETTER OF CREDIT AMENDMENT


LETTER OF CREDIT NUMBER S2777072                          AMENDMENT REF. NO. 002

AMENDMENT ISSUANCE DATE:  SEPTEMBER 19, 2001

BENEFICIARY
NATIONAL UNION FIRE INSURANCE                      APPLICANT
CO. OF PITTSBURGH PA                               RENT-A-WRECK OF AMERICA, INC.
P.O. BOX 923                                       ON BEHALF OF CONSOLIDATED
WALL STREET                                        AMERICAN RENT INSURANCE
NEW YORK, NY 10268                                 COMPANY, LTD.
ATTN:  MR. ART STILWELL                            10324 SOUTH DOLFIELD ROAD

ORIGINAL LETTER OF CREDIT DATED JULY 30, 2001

THE ABOVE MENTIONED LETTER OF CREDIT IS AMENDED AS FOLLOWS: -

APPLICANT'S NAME SHOULD CORRECTLY READ AS:

         RENT-A-WRECK OF AMERICA
         ON BEHALF OF CONSOLIDATED AMERICAN RENTAL
         INSURANCE COMPANY, LTD.
         103 24 SOUTH DOLFIELD ROAD
         OWINGS MILLS, MARYLAND 21117

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.


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                                      AUTHORIZED SIGNATURE (S)